Spartan®

Tax-Free Bond

Fund

Annual Report

January 31, 2002

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Summary	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After three consecutive months of steady buying, equity investors took a breather in the first month of the New Year to assess the degree of any real economic turnaround. As a result, most major stock market benchmarks declined - albeit slightly - for the first time since September 2001. Investor uncertainty gave a boost to the fixed-income markets in January, as nearly all categories of investment-grade bonds rebounded from their fourth-quarter lull.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

Cumulative Total Returns

Period ended January 31, 2002	Life of Fund
Spartan® Tax-Free Bond	6.05%
LB 3 Plus Year Muni - Non AMT	5.14%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on April 10, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 3 Plus Year Non AMT Municipal Bond Index - a market capitalization-weighted index for investment-grade Non Alternative Minimum Tax (AMT) municipal bonds with maturities of three years or more. The benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would happen if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Annual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Spartan® Tax-Free Bond Fund on April 10, 2001. As the chart shows, by January 31, 2002, the value of the investment would have grown to $10,605 - a 6.05% increase on the initial investment. For comparison, look at how the LB 3 Plus Year Muni - Non AMT Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $10,514 - a 5.14% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

Period ended A
January 31, 2002
Dividend returns	3.57%
Capital returns	2.48%
Total returns	6.05%

A The fund commenced operations on April 10, 2001.

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended January 31, 2002	Past 1 month	Past 6 months
Dividends per share	3.79¢	22.11¢
Annualized dividend rate	4.36%	4.26%
30-day annualized yield	4.33%	-
30-day annualized tax-equivalent yield	6.66%	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.23 over the past one month, and $10.29 over the past six months, you can compare the fund's income over these two periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 35% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain fund expenses the yield and tax-equivalent yield would have been 3.44% and 5.29%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The municipal bond market enjoyed fairly steady performance throughout the 12-month period ending January 31, 2002, riding out some mild volatility on occasion to return 5.93% for the year, according to the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds. The unprecedented number of interest-rate reductions during 2001 was mostly a positive for muni bond investors. The Fed slashed rates 11 times during the year, lowering the fed funds target rate from 6.50% to 1.75%. Muni bonds - as most bonds do - typically perform well in a falling rate environment. Munis also benefited as a haven from stormy equity markets and from their attractively high tax-adjusted yields. But municipal bonds did struggle at times. The tragic events of September 11 resulted in a rush to the security of Treasuries in the weeks that followed. Recovery bonds issued by the state and city of New York added volume to an already supply-heavy muni market, which further tempered their performance. Investors also grew wary when it became apparent that the Fed had lowered rates about as much as they could. While these conditions caused a slight decline in muni prices, the securities held relatively steady and, in fact, outperformed all categories of investment-grade bonds in the final three months of the one-year period.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Tax-Free Bond Fund

Q. How did the fund perform, Christine?

A. Since its inception on April 10, 2001, through January 31, 2002, the fund had a total return of 6.05%. In comparison, the Lehman Brothers 3 Plus Year Non AMT Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 5.14% during the same time frame. Going forward, we'll compare the fund's performance to its benchmark and a Lipper peer group average at six- and 12-month intervals.

Q. What factors worked in the fund's favor since its inception?

A. The fund benefited from my focus on securities that offered better value relative to other bonds based on credit quality, state and structure criteria. Throughout the period, for example, I took advantage of short-term market aberrations to buy bonds of a selected maturity within various maturity ranges that I felt were cheap relative to others in the category. In doing so, I anticipated selling them as their prices moved back into alignment with other municipal securities. Generally speaking, these trades were a plus for performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did your choices among bonds in various sectors affect performance?

A. Bonds issued by transportation, electric, water and sewer entities - which are backed by economically resilient fees, rather than taxes - were a major area of emphasis. That focus aided the fund's performance because bonds backed by taxes - such as general obligations - often lagged revenue bonds as tax receipts declined amid the slumping economy. Although general obligation bonds were the fund's top sector concentration at the end of the period, I kept the fund underweighted in them relative to the municipal market overall as measured by the Lehman Brothers 3 Plus Year Non AMT Municipal Bond Index.

Q. How did your choices regarding states and credit quality affect performance?

A. I maintained an underweighting relative to the Lehman Brothers index in states that struggled during the period, such as California, which was hard hit by the technology bust and electricity problems, and New York, which suffered from a decline in the financial services industry and challenges stemming from the events of September 11. Instead, I focused on states that benefited from more stable economic environments and more attractively priced municipal bonds, including Texas and Illinois. With regard to credit quality, I maintained a defensive stance and focused on high-quality bonds, with nearly 94% of the fund's investments in bonds rated A or higher by Moody's Investors Service or Standard & Poor's®.

Q. The fund did not invest in bonds subject to the Alternative Minimum Tax (AMT) during the period. How did that decision affect performance?

A. Actually, it worked in the fund's favor during the period. Many of the municipal bond sectors dominated by AMT bonds were those that came under the most pressure. Corporate-backed bonds, which are bonds issued for a project deemed in the public good, slumped as corporate profits declined. Airport- and airline-backed bonds also performed poorly in response to the dramatic decline in air travel after the events of September 11.

Q. Were there any disappointments?

A. Yes, there was one frustrating aspect of the municipal bond market during the period. Even though the supply of municipals was up substantially compared to the previous year, what was issued wasn't always in keeping with my overall strategies or priced attractively. For example, the majority of what was issued came at par, or face value, which are more attractive to individual investors. I tend to avoid par bonds; they're often priced higher than other bonds because there is such strong demand for them and, more importantly, their potential appreciation can result in negative tax implications under some circumstances. The lack of newly issued discount and premium bonds, which trade below and above face value, respectively, often curtailed my ability to add attractively priced bonds.

Q. What's ahead for the municipal market?

A. For many municipal bond issuers across the country, the current economic climate is likely to result in a continued decline in tax receipts as well as expanding costs - such as stepped up security spending in the wake of the events of September 11 and increased unemployment benefits. So I'll proceed with a great deal of caution in choosing investments for the fund, continuing my focus on high-quality, economically resilient segments of the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income exempt from federal income tax

Fund number: 090

Trading symbol: FTABX

Start date: April 10, 2001

Size: as of January 31, 2002, more than $159 million

Manager: Christine Thompson, since inception; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on trends in credit quality:

"The economic slump and the tragic events of September 11 have forced many issuers across the country - most notably state governments - to confront the dual challenges of declining revenues and increased spending. After years of enhancing services and building up their rainy day funds, municipal issuers are faced with the difficult choice of where to make up for revenue shortfalls and rising expenditures. In recognition of this trend, Moody's Investors Service, one of the main municipal credit rating agencies, downgraded the outlook, but not the credit ratings, of more than a dozen states. While the challenges of declining revenues and higher costs currently are most acute at the state level, I expect there to be a ´trickle down' effect at the local level in the months to come. The severity of these challenges will be dictated by the strength of the economy as well as issuers' response to them. These developments serve to highlight how important it is for an investor to ascertain an issuer's ability to weather the storm. Fidelity's credit research team pays very close attention to a variety of considerations, including the cyclicality of an issuer's revenues - that is, how sensitive those revenues are to an economic slowdown; the size of available reserves or rainy day funds and how much flexibility the issuer has to draw on them to close budgetary gaps; and how actively the issuer is scaling back spending in response to reduced revenues."

Annual Report

Investment Changes

Top Five States as of January 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	11.9	19.7
Illinois	9.6	2.5
Florida	5.4	6.3
Washington	5.4	6.3
Michigan	4.9	2.0
Top Five Sectors as of January 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	35.4	44.0
Health Care	12.3	14.4
Transportation	11.8	10.9
Electric Utilities	9.8	6.3
Water & Sewer	6.5	4.8
Average Years to Maturity as of January 31, 2002
		6 months ago
Years	13.1	11.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of January 31, 2002
6 months ago
Years	7.2	7.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of January 31, 2002	As of July 31, 2001
Aaa 66.0%	Aaa 55.6%
Aa, A 27.6%	Aa, A 25.7%
Baa 6.4%	Baa 4.1%
Short-term Investments 0.0%	Short-term Investments 14.6%

Where Moody's ratings are not available, we have used S&P® ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Investments January 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 94.6%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Alabama - 0.7%
Jefferson County Swr. Rev. Series D, 5.75% 2/1/27 (FGIC Insured)	Aaa	$ 1,000,000	$ 1,034,840
Alaska - 4.5%
North Slope Borough Gen. Oblig.:
Series A, 0% 6/30/07 (MBIA Insured)	Aaa	5,000,000	4,037,000
Series B, 0% 6/30/05 (FSA Insured)	Aaa	3,000,000	2,681,100
Northern Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2001, 5.5% 6/1/29	Aa3	500,000	481,545
			7,199,645
Arkansas - 0.5%
Arkansas Gen. Oblig. (College Savings Prog.) Series 2001 A, 0% 6/1/12	Aa2	1,415,000	867,183
California - 2.5%
California Gen. Oblig.:
6.6% 2/1/09	A1	150,000	171,420
6.6% 2/1/10	A1	2,190,000	2,519,989
6.75% 6/1/06	A1	600,000	679,374
6.75% 8/1/10	A1	500,000	582,630
			3,953,413
Colorado - 3.9%
Broomfield Coliseum City & County Ctfs. of Prtn. 6% 12/1/29 (AMBAC Insured)	Aaa	1,750,000	1,880,918
Clear Creek School District #RE1 6.25% 12/1/15 (FSA Insured)	Aaa	190,000	214,035
Colorado Dept. of Trans. Rev. 6% 6/15/08 (AMBAC Insured)	Aaa	150,000	168,387
Denver City & County Gen. Oblig. Series A, 5% 8/1/03	Aa1	200,000	208,878
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	Aaa	1,000,000	1,065,640
Series 2000 B, 0% 9/1/06 (MBIA Insured)	Aaa	2,200,000	1,861,068
Series B, 0% 9/1/13 (MBIA Insured)	Aaa	1,415,000	803,593
			6,202,519
Connecticut - 0.1%
Connecticut Health & Edl. Facilities Auth. Rev. (Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26 (MBIA Insured)	Aaa	205,000	214,428
Florida - 5.4%
Broward County Gen. Oblig. Series B, 5% 1/1/04	Aa1	3,000,000	3,141,510
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Florida - continued
Dade County Spl. Oblig. Series 1996 B, 0% 10/1/28 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 28.9349) (d)	Aaa	$ 5,000,000	$ 1,102,150
Florida Board of Ed. Lottery Rev. Series A, 5.5% 7/1/09 (AMBAC Insured)	Aaa	1,780,000	1,942,603
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.) Series 2001 A, 6% 11/15/31	Baa1	500,000	506,295
Hillsborough County Util. Rev. 5% 8/1/05 (AMBAC Insured)	Aaa	815,000	869,442
Orange County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Oblig. Group Proj.) 5.75% 11/15/05 (AMBAC Insured)	Aaa	1,000,000	1,092,990
			8,654,990
Georgia - 2.6%
Georgia Gen. Oblig. Series C, 6.5% 7/1/07	Aaa	3,670,000	4,181,892
Hawaii - 1.2%
Hawaii Gen. Oblig.:
Series 1998 CR, 5.75% 4/1/09 (MBIA Insured)	Aaa	1,000,000	1,101,420
6% 12/1/10 (FGIC Insured)	Aaa	775,000	874,107
			1,975,527
Idaho - 1.0%
Cassia & Twin Falls Counties Joint School District #151 5.5% 8/1/12 (FGIC Insured)	Aaa	1,500,000	1,639,605
Illinois - 9.6%
Chicago Gen. Oblig.:
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	Aaa	1,000,000	1,079,680
0% 1/1/15 (MBIA Insured)	Aaa	1,840,000	955,917
5.6% 1/1/05 (AMBAC Insured)	Aaa	1,325,000	1,418,611
Chicago Midway Arpt. Rev. Series 2001 B, 5% 1/1/09 (FSA Insured)	Aaa	1,250,000	1,303,988
Chicago Motor Fuel Tax Rev. 6.125% 1/1/09 (AMBAC Insured)	Aaa	1,000,000	1,117,510
Chicago Tax Increment Rev. Series A, 0% 12/1/05 (AMBAC Insured)	Aaa	1,300,000	1,144,117
Coles & Cumberland Counties Cmnty. Unit School District #2 5.35% 2/1/19 (FGIC Insured)	Aaa	1,495,000	1,517,649
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Illinois - continued
Illinois Dev. Fin. Auth. Rev. (Adventist Health Sys. Proj.) Series 1997 A, 5.5% 11/15/13 (MBIA Insured)	Aaa	$ 1,000,000	$ 1,065,730
Illinois Edl. Facilities Auth. Revs. (DePaul Univ. Proj.) 5.65% 10/1/13 (AMBAC Insured)	Aaa	100,000	107,422
Kendall, Kane & Will Counties Cmnty. Unit School District #308 5.25% 10/1/07 (FGIC Insured)	Aaa	830,000	894,466
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	Aaa	750,000	778,808
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.) Series A, 0% 6/15/15 (FGIC Insured)	Aaa	5,000,000	2,538,300
Univ. of Illinois Univ. Revs. (Auxiliary Facilities Sys. Proj.):
Series 2001 A, 5.25% 4/1/10 (AMBAC Insured)	Aaa	1,095,000	1,169,153
Series A, 6% 4/1/15 (MBIA Insured) (Pre-Refunded to 4/1/10 @ 101) (d)	Aaa	155,000	175,998
			15,267,349
Indiana - 4.2%
Clark Pleasant Cmnty. School Bldg. Corp. 5.5% 7/15/16 (AMBAC Insured)	Aaa	685,000	717,305
Indiana Health Facilities Fing. Auth. Hosp. Rev. 5.5% 2/15/30 (MBIA Insured)	Aaa	1,000,000	1,020,380
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	A3	3,000,000	3,007,500
Richland-Beanblossom Ind. School Bldg. Corp. 5.5% 7/15/15 (FGIC Insured)	Aaa	1,885,000	1,986,243
			6,731,428
Iowa - 1.7%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	A1	3,000,000	2,717,640
Kansas - 1.1%
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.) 5.25% 12/1/09 (MBIA Insured)	Aaa	225,000	239,693
La Cygne Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1994, 3.9%, tender 9/1/04 (c)	A1	1,000,000	1,010,970
Saline County Unified School District #305 Salina 5.5% 9/1/13 (FSA Insured)	Aaa	500,000	541,135
			1,791,798
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Kentucky - 2.9%
Kentucky Property & Bldgs. Commission Revs. (#71 Proj.) 5.5% 8/1/09	Aa3	$ 3,025,000	$ 3,293,953
Owensboro Elec. Lt. & Pwr. Rev. Series B, 0% 1/1/07 (AMBAC Insured)	Aaa	1,505,000	1,245,147
			4,539,100
Maine - 3.3%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	Aaa	5,000,000	5,291,392
Maryland - 0.4%
Prince Georges County Ctfs. of Prtn. (Equip. Acquisition Prog.) 4.5% 6/15/04 (MBIA Insured)	Aaa	580,000	606,419
Massachusetts - 2.5%
Massachusetts Bay Trans. Auth. Series 2000 A, 5.25% 7/1/30	Aa1	1,580,000	1,582,196
Massachusetts Gen. Oblig. Series 2001 A, 5.5% 1/1/10	Aa2	275,000	299,063
Massachusetts Health & Edl. Facilities Auth. Rev. (Boston College Issue Proj.) Series 1998 L, 5.25% 6/1/13	Aa3	850,000	890,435
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Series A, 5.1% 7/1/07 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	200,000	215,120
Massachusetts Wtr. Poll. Abatement Trust (Pooled Ln. Prog.) Series 7, 5.25% 2/1/12	Aaa	1,000,000	1,066,500
			4,053,314
Michigan - 4.9%
Ann Arbor Bldg. Auth. Series 2000, 5.75% 3/1/15 (FGIC Insured)	Aaa	20,000	21,567
Detroit City School District 5.375% 5/1/15 (FGIC Insured)	Aaa	375,000	390,919
Detroit Swr. Disp. Rev. Series A, 5.875% 7/1/22 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	Aaa	135,000	152,014
Detroit Wtr. Supply Sys. Rev.:
Series 1995 A, 5.4% 7/1/11 (MBIA Insured)	Aaa	3,380,000	3,674,398
Series 2001 A, 5.25% 7/1/33 (FGIC Insured)	Aaa	2,000,000	1,994,340
Oakland Univ. Rev. 5.75% 5/15/26 (MBIA Insured)	Aaa	50,000	52,267
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) Series M, 5.25% 11/15/31 (MBIA Insured)	Aaa	$ 1,295,000	$ 1,279,797
Sterling Heights Bldg. Auth. 5.75% 10/1/15 (FGIC Insured)	Aaa	160,000	171,206
			7,736,508
Minnesota - 2.2%
Robbinsdale Independent School District #281 5% 2/1/12	Aa1	200,000	207,634
Saint Paul Gen. Oblig. Series 2001 B, 4.75% 3/1/03	Aa2	170,000	175,576
Suburban Hennepin Reg'l. Park District 5% 2/1/12	Aa1	325,000	335,621
Univ. of Minnesota 4.8% 8/15/03	Aa2	2,600,000	2,702,986
			3,421,817
Missouri - 0.3%
Missouri Highways & Trans. Commisson State Road Rev. Series 2001 A, 5.625% 2/1/13	Aa2	500,000	545,605
Nebraska - 0.3%
Omaha Gen. Oblig. 5.75% 12/1/14	Aaa	380,000	416,336
New Hampshire - 0.7%
New Hampshire Muni. Bond Bank Series C, 5.75% 8/15/14 (MBIA Insured)	Aaa	1,000,000	1,070,030
New Mexico - 0.7%
Univ. of New Mexico Univ. Revs. Series A, 6% 6/1/25 (MBIA Insured)	Aaa	1,000,000	1,080,210
New York - 3.9%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1992 B, 6.1% 7/1/09 (MBIA Insured)	Aaa	5,000	5,671
Series 1997 B, 5% 7/1/20 (AMBAC Insured)	Aaa	500,000	498,755
Series 1997 E, 5% 7/1/16 (AMBAC Insured)	Aaa	10,000	10,129
Series B, 4.875% 7/1/18 (FGIC Insured)	Aaa	500,000	495,175
Series D, 5.125% 7/1/22 (MBIA Insured)	Aaa	800,000	803,608
Metro. Trans. Auth. Svc. Contract Rev. (Trans. Facilities Proj.) Series 7, 4.75% 7/1/19	A3	35,000	33,165
Metro. Trans. Auth. Transit Facilities Rev. Series B2, 5% 7/1/17 (MBIA Insured)	Aaa	250,000	251,523
Triborough Bridge & Tunnel Auth. Revs.:
Series 1999 A, 5.125% 1/1/18	Aa3	3,000,000	3,032,070
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New York - continued
Triborough Bridge & Tunnel Auth. Revs.: - continued
Series A, 5.25% 1/1/17	Aa3	$ 1,000,000	$ 1,026,030
Series Y, 6% 1/1/12	Aa3	100,000	113,121
			6,269,247
North Carolina - 2.5%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series B:
6% 1/1/05	Baa3	2,000,000	2,081,960
6% 1/1/06	Baa3	175,000	186,879
6.125% 1/1/09	Baa3	75,000	80,639
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series B, 6.25% 1/1/07	Baa1	750,000	807,248
Union County Gen. Oblig. Series B, 5.3% 3/1/13 (FGIC Insured)	Aaa	750,000	796,455
			3,953,181
Ohio - 1.1%
Columbus Gen. Oblig. Series 2000 1, 5.5% 11/15/10	Aaa	300,000	329,376
Hilliard School District 5.75% 12/1/28 (FGIC Insured)	Aaa	25,000	26,563
Ohio Gen. Oblig. (Higher Ed. Cap. Facilities Proj.) Series 2001 IIA, 5.5% 12/1/09	Aa2	1,000,000	1,094,370
Toledo Wtrwks. Rev. 6% 11/15/06 (FGIC Insured)	Aaa	275,000	307,340
			1,757,649
Oklahoma - 1.2%
Midwest City Muni. Auth. Cap. Impt. Rev. Series 2001, 5.5% 6/1/13 (FSA Insured)	Aaa	1,730,000	1,839,284
Oregon - 1.3%
Jackson County School District #9 Eagle Point 5.625% 6/15/16	Aa2	350,000	372,194
Morrow County School District #1 5.625% 6/15/14 (FSA Insured)	Aaa	1,500,000	1,629,375
			2,001,569
Pennsylvania - 2.5%
Canon-McMillan School District Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	Aaa	1,000,000	1,050,190
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	A+	$ 1,000,000	$ 1,023,810
Philadelphia Wtr. & Wastewtr. Rev. Series A, 5.25% 8/1/09 (AMBAC Insured)	Aaa	450,000	483,692
Pittsburgh Gen. Oblig. Series 1999 A, 5.75% 9/1/12 (FGIC Insured)	Aaa	465,000	505,395
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/20 (FGIC Insured)	Aaa	2,500,000	920,025
			3,983,112
Puerto Rico - 0.3%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series 2000 C, 6% 7/1/29	Baa1	500,000	543,805
South Carolina - 2.1%
Greenwood County Hosp. Rev. (Self Memorial Hosp. Proj.):
5.5% 10/1/26	A2	1,500,000	1,454,730
5.5% 10/1/31	A2	1,450,000	1,390,956
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	A1	455,000	471,571
			3,317,257
Texas - 11.9%
Austin Elec. Util. Sys. Rev. 7.25% 11/15/10 (FSA Insured)	Aaa	1,000,000	1,201,090
Eagle Mountain & Saginaw Independent School District 5.125% 8/15/33 (b)	Aaa	2,000,000	1,935,200
Eanes Independent School District Series 2001, 5.5% 8/1/13	Aaa	1,000,000	1,065,730
Garland Independent School District 5.5% 2/15/19	Aaa	515,000	530,172
Harris County Gen. Oblig. 0% 10/1/13 (MBIA Insured)	Aaa	2,000,000	1,123,500
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.) Series 2001 A, 5.5% 2/15/12	AA	1,375,000	1,452,000
Houston Arpt. Sys. Rev. 5.5% 7/1/19 (FSA Insured)	Aaa	1,500,000	1,545,885
La Joya Independent School District:
5.75% 2/15/17	Aaa	2,000,000	2,121,440
5.75% 2/15/19	Aaa	600,000	629,100
Mercedes Independent School District Series 2000, 5.625% 8/15/15	Aaa	275,000	290,573
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Texas - continued
New Braunfels Independent School District 6% 2/1/09	AAA	$ 725,000	$ 807,063
Odessa Wtr. & Swr. Rev. 5.5% 4/1/11 (FSA Insured)	Aaa	750,000	807,705
Red River Ed. Fin. Corp. Ed. Rev. (Hockaday School Proj.) 5.75% 5/15/19	AA	200,000	207,874
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series A, 5.5%, tender 11/1/11 (c)	Baa1	3,000,000	2,947,830
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	Baa1	500,000	475,135
Texas Pub. Fin. Auth. Rev. (Texas Parks & Wildlife Dept. Projs.) 5.5% 2/1/12 (FSA Insured)	Aaa	150,000	159,992
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Francis Hosp. Reg'l Health Care Proj.) 6% 7/1/27	Baa1	1,000,000	973,260
Univ. of Texas Univ. Revs. (Fing. Sys. Proj.) Series A, 5.5% 8/15/09	Aaa	100,000	108,795
Waller Consolidated Independent School District 6% 2/15/12	Aaa	175,000	195,454
Weatherford Independent School District 0% 2/15/23 (Pre-Refunded to 2/15/10 @ 42.135) (d)	Aaa	1,500,000	442,875
			19,020,673
Utah - 2.1%
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/12 (AMBAC Insured)	Aaa	3,100,000	3,335,507
Vermont - 0.2%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	Aaa	300,000	325,827
Washington - 5.4%
Washington Gen. Oblig.:
Series 1997 C, 6.5% 1/1/05	Aa1	1,340,000	1,467,957
Series 2001 RA, 5.25% 9/1/06	Aa1	2,000,000	2,156,420
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	Aaa	1,750,000	1,842,855
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. Series A, 5% 7/1/12 (FSA Insured)	Aaa	3,000,000	3,087,420
			8,554,652
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
West Virginia - 0.2%
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2001 A, 5.5% 4/1/14 (MBIA Insured)	Aaa	$ 330,000	$ 357,948
Wisconsin - 1.2%
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	BBB+	1,000,000	990,080
(Wheaton Franciscan Svcs. Proj.) 5.75% 8/15/30 (b)	A2	1,000,000	966,180
			1,956,260
Wyoming - 1.5%
Gillette Spl. Purp. Wtr. & Swr. Utils. Sys. Rev. 7.7% 12/1/10 (Escrowed to Maturity) (d)	Aaa	1,965,000	2,376,707
TOTAL INVESTMENT PORTFOLIO - 94.6% (Cost $150,288,509)	150,785,666
NET OTHER ASSETS - 5.4%	8,571,632
NET ASSETS - 100%	$ 159,357,298
Legend
(a) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	91.3%	AAA, AA, A	88.0%
Baa	5.7%	BBB	6.7%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	35.4%
Health Care	12.3
Transportation	11.8
Electric Utilities	9.8
Water & Sewer	6.5
Special Tax	5.5
Others* (individually less than 5%)	18.7
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $174,011,450 and $23,895,673, respectively.
Income Tax Information

At January 31, 2002, the aggregate cost of investment securities for income tax purposes was $150,286,206. Net unrealized appreciation aggregated $499,460, of which $1,306,787 related to appreciated investment securities and $807,327 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2002
Assets
Investment in securities, at value (cost $150,288,509) - See accompanying schedule		$ 150,785,666
Cash		9,267,837
Receivable for investments sold		812,176
Receivable for fund shares sold		321,615
Interest receivable		1,689,445
Other receivables		7,237
Total assets		162,883,976
Liabilities
Payable for investments purchased Regular delivery	$ 329,349
Delayed delivery	2,947,691
Payable for fund shares redeemed	34,796
Distributions payable	143,897
Accrued management fee	21,464
Other payables and accrued expenses	49,481
Total liabilities		3,526,678
Net Assets		$ 159,357,298
Net Assets consist of:
Paid in capital		$ 158,744,367
Undistributed net investment income		5,418
Accumulated undistributed net realized gain (loss) on investments		110,356
Net unrealized appreciation (depreciation) on investments		497,157
Net Assets, for 15,561,160 shares outstanding		$ 159,357,298
Net Asset Value, offering price and redemption price per share ($159,357,298 ÷ 15,561,160 shares)		$10.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	April 10, 2001 (commencement of operations) to January 31, 2002
Investment Income Interest		$ 3,685,110
Expenses
Management fee	$ 318,359
Transfer agent fees	55,639
Accounting fees and expenses	51,857
Non-interested trustees' compensation	241
Custodian fees and expenses	2,857
Registration fees	99,181
Audit	21,814
Legal	4,756
Miscellaneous	456
Total expenses before reductions	555,160
Expense reductions	(500,545)	54,615
Net investment income		3,630,495
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		236,009
Change in net unrealized appreciation (depreciation) on investment securities		497,157
Net gain (loss)		733,166
Net increase (decrease) in net assets resulting from operations		$ 4,363,661

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

April 10, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations Net investment income	$ 3,630,495
Net realized gain (loss)	236,009
Change in net unrealized appreciation (depreciation)	497,157
Net increase (decrease) in net assets resulting from operations	4,363,661
Distributions to shareholders From net investment income	(3,624,784)
From net realized gain	(125,654)
Total distributions	(3,750,438)
Share transactions Net proceeds from sales of shares	233,577,184
Reinvestment of distributions	2,984,739
Cost of shares redeemed	(77,830,511)
Net increase (decrease) in net assets resulting from share transactions	158,731,412
Redemption fees	12,663
Total increase (decrease) in net assets	159,357,298
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $5,418)	$ 159,357,298
Other Information Shares
Sold	22,879,755
Issued in reinvestment of distributions	291,371
Redeemed	(7,609,966)
Net increase (decrease)	15,561,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Year ended January 31,	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.000
Income from Investment Operations Net investment income D	.352
Net realized and unrealized gain (loss)	.245
Total from investment operations	.597
Less Distributions
From net investment income	(.350)
From net realized gain	(.008)
Total distributions	(.358)
Redemption fees added to paid in capital D	.001
Net asset value, end of period	$ 10.240
Total Return B, C	6.05%
Ratios to Average Net Assets F
Expenses before expense reductions	.66% A
Expenses net of voluntary waivers, if any	.10% A
Expenses net of all reductions	.06% A
Net investment income	4.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 159,357
Portfolio turnover rate	28% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period April 10, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2002

1. Significant Accounting Policies.

Spartan Tax-Free Bond Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of January 31, 2002, undistributed net income on a tax basis was as follows:

Undistributed ordinary income	$ 642,744

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 3,750,438

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .38% of the fund's average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

5. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .10% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $470,678.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody, transfer agent and accounting expenses by $2,852, $26,054 and $961, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Devonshire Trust and Shareholders of Spartan Tax-Free Bond Fund:

We have audited the accompanying statement of assets and liabilities of Spartan Tax-Free Bond Fund, (the Fund), a fund of Fidelity Devonshire Trust, including the portfolio of investments, as of January 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the period April 10, 2001 (commencement of operations) to January 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan Tax-Free Bond Fund as of January 31, 2002, and the results of its operations, the changes in its net assets, and its financial highlights for the period April 10, 2001 (commencement of operations) to January 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 1, 2002

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984

President of Spartan Tax-Free Bond (2001). Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Tax-Free Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity ® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Advisory Board Member and Executive Officers:

The business address of the Advisory Board Member is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235. The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2000

Member of the Advisory Board of Fidelity Devonshire Trust. Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Dwight D. Churchill (48)

Year of Election or Appointment: 2001

Vice President of Spartan Tax-Free Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000), and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (54)

Year of Election or Appointment: 2001

Vice President of Spartan Tax-Free Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Christine J. Thompson (43)

Year of Election or Appointment: 2001

Vice President of Spartan Tax Free Bond and other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 2001

Secretary of Spartan Tax Free Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2001

Treasurer of Spartan Tax Free Bond. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2001

Deputy Treasurer of Spartan Tax Free Bond. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 2001 Assistant Treasurer of Spartan Tax Free Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Spartan Tax Free Bond. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2001

Assistant Treasurer of Spartan Tax Free Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Tax-Free Bond Fund voted to pay on March 11, 2002, to shareholders of record at the opening of business on March 8, 2002, a distribution of $.005 per share derived from capital gains realized from sales of portfolio securities.

During fiscal year ended 2002, 100% of the fund's income dividends was free from federal income tax, and 0.0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Transfer and Shareholder
Servicing Agent

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Municipal Bond Funds

Spartan® Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SFB-ANN-0302 155008
1.769635.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com